SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549




                                FORM 8-K




             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934




    Date of Report (Date of earliest event reported)   November 26, 1996
                                                       -----------------



                        FIRSTFED BANCSHARES, INC.
                        -------------------------
         (Exact name of registrant as specified in its charter)




    DELAWARE                     0-20160                  36-3820609
    --------                     -------                  ----------
(State or other                (Commission             (I.R.S. Employer
 jurisdiction                  File Number)          Identification No.)
of incorporation)




              749 Lee Street, Des Plaines, Illinois  60016
              --------------------------------------------
          (Address of principal executive offices) (Zip Code)




   Registrant's telephone number, including area code  (847) 294-6500
                                                       --------------








Item 5.    Other Events


On November 26, 1996, the Company issued a press release pertaining to a regular quarterly dividend. The text of the press release is attached hereto as Exhibit 99.1.














Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 26, 1996





                                          FIRSTFED BANCSHARES, INC.



                                      By:    /s/ Larry G. Gillie
                                          ------------------------------
                                          Name:  Larry G. Gillie
                                          Title: President &
                                                 Chief Executive Officer



                                      By:    /s/ Paul A. Larsen
                                          ------------------------------
                                          Name:  Paul A. Larsen
                                          Title: Senior Vice President &
                                                 Chief Financial Officer









EXHIBIT 99.1

DES PLAINES, November 26, 1996 -- FirstFed Bancshares, Inc.
(NASDAQ: FFDP) the holding company for First Federal Bank for Savings of Des Plaines, Illinois, announced today that the Company's board of directors has declared a $.10 per share regular quarterly dividend. This dividend, which is the 8th consecutive regular quarterly dividend will be payable on December 31, 1996 to holders of record on December 13, 1996.

As of September 30, 1996, FirstFed Bancshares had consolidated assets of $602.9 million, and the Bank operates three full-service offices in Arlington Heights, Des Plaines and Schaumburg.